              NOT VALID UNLESS SIGNED BY AN ELIGIBLE INSTITUTION.
                           FBL FINANCIAL GROUP, INC.
                         NOTICE OF GUARANTEED DELIVERY
                       OF SHARES OF CLASS A COMMON STOCK
               OFFER TO PURCHASE FOR CASH UP TO 1,101,462 SHARES
                          OF ITS CLASS A COMMON STOCK
                         AT A PURCHASE PRICE OF $20.00

    This form or a facsimile copy of it must be used to accept the offer if:

(a) certificates for Class A common stock, without par value, of FBL Financial Group, Inc., an Iowa corporation, are not immediately available; or

(b) the procedure for book-entry transfer cannot be completed on a timely basis; or

(c) time will not permit the letter of transmittal or other required documents to reach the depositary before the expiration date, as defined in section 1 of the offer to purchase.

    This form or a facsimile of it, signed and properly completed, may be delivered by hand, mail, telegram or facsimile transmission to the depositary by the expiration date. See "Section 3, Procedure for Tendering Shares" in the offer to purchase.

                                  DEPOSITARY:
                  TO: CHASEMELLON SHAREHOLDER SERVICES, L.L.C.

                BY MAIL:                              OVERNIGHT DELIVERY:

ChaseMellon Shareholder Services, L.L.C.   ChaseMellon Shareholder Services, L.L.C.
          Post Office Box 3301                        85 Challenger Road
     South Hackensack, NJ 07606-1901                   Mail Drop-Reorg.
       Attn: Reorganization Dept.                  Ridgefield Park, NJ 07660

                                    BY HAND

                    ChaseMellon Shareholder Services, L.L.C.
                            120 Broadway, 13th Floor
                 New York, NY 10271 Attn: Reorganization Dept.

                                                Confirm Facsimile Transmission

              BY FACSIMILE:                           BY TELEPHONE ONLY:

             (201) 296-4293                             (201) 296-4860

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN THOSE SHOWN ABOVE OR TRANSMISSION OR INSTRUCTIONS TO A FACSIMILE NUMBER OTHER THAN THOSE LISTED ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

The undersigned hereby tenders to FBL Financial Group, Inc., at $20.00 per share, net to the seller in cash, upon the terms and subject to the conditions set forth in the offer to purchase, dated September 26, 2000, and the related letter of transmittal, which together constitute the "offer," receipt of which is hereby acknowledged, _________ shares of Class A common stock, without par value, pursuant to the guaranteed delivery procedure set forth under "Section 3, Procedure for Tendering Shares" in the offer to purchase.

PLEASE CALL THE DEALER MANAGER/INFORMATION AGENT FOR ASSISTANCE IN COMPLETING THIS FORM TOLL FREE AT (877) 298-6520.

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  IF YOU OWN FEWER THAN 100 SHARES:

      Complete ONLY if shares are being tendered by or on behalf of a person owning beneficially, as of the close of business on September 15, 2000 and who continues to own beneficially as of the expiration date, an aggregate of fewer than 100 shares.

  The undersigned either (check one):

  [ ] was the beneficial owner(s), as of the close of business on September 15, 2000 of an aggregate of fewer than 100 shares, all of which are being tendered, or

  [ ] is a broker, dealer, commercial bank, trust company or other nominee which

     (a) is tendering, for the beneficial owner(s) thereof, shares with respect to which it is the record owner, and

     (b) believes, based upon representations made to it by the beneficial owner(s), that each person was the beneficial owner, as of the close of business on September 15, 2000, of an aggregate of fewer than 100 shares and is tendering all of the shares.

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
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  Certificate Nos. (if available):

  ____________________________________________________________________________

  ____________________________________________________________________________

  ____________________________________________________________________________

  Name(s):

  ____________________________________________________________________________

  ____________________________________________________________________________
                                 (Please Print)

  Address(es):

  ____________________________________________________________________________

  ____________________________________________________________________________
                                                                      Zip Code

  Area Code and

  Telephone Number: __________________________________________________________
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  SIGN HERE

  ____________________________________________________________________________

  ____________________________________________________________________________

  Dated:            , 2000

  If shares will be tendered by book-entry transfer, check box below:

  [ ] The Depository Trust Company

  Account Number:

  ____________________________________________________________________________

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
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                                   GUARANTEE

                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

  The undersigned, a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank, trust company, savings association or credit union having an office or correspondent in the United States, hereby (i) represents that the undersigned has a net long position in shares in or equivalent securities within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended, at least equal to the shares tendered,
  (ii) represents that such tender of shares complies with Rule 14e-4 and
  (iii) guarantees that either the certificates representing the shares tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of the shares into the depositary's account at The Depository Trust Company, pursuant to the procedures set forth under "Section 3, Procedure for Tendering Shares" in the offer to purchase, together with a properly completed and duly executed letter of transmittal, or facsimile thereof, with any required signature guarantee and any other documents required by the letter of transmittal, will be received by the depositary at one of its addresses set forth above within the three trading days after the date of execution hereof.

  Name of Firm:
                                                                Authorized Signature

  Address:

  Zip Code:

  Area Code and
  Telephone Number:                               Dated: , 2000

  DO NOT SEND SHARE CERTIFICATES WITH THIS NOTICE. SHARE CERTIFICATES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.

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